                                  EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 15, 2002, which will appear in Vertica Software, Inc.'s Annual Report on Form 10 SB12G/A for the year ended December 31, 2002.

                                              /s/ Randolph Scott & Company
                                              Certified Public Accountants, Inc.


San Anselmo, California
October 15, 2002